Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT

TO

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of August 1, 2014, is entered into by and among the following parties:

(i)	the Borrowers identified on the signature pages hereto;

(ii)	UHS Receivables Corp., as Collection Agent;

(iii)	UHS of Delaware, Inc., as Servicer;

(iv)	Universal Health Services, Inc., as Performance Guarantor;

(v)	Victory Receivables Corporation, as a Conduit;

(vi)	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Liquidity Bank, LC Participant and Co-Agent for Victory’s Lender Group;

(vii)	SunTrust Bank (“SunTrust”), as Liquidity Bank, LC Participant and Co-Agent for SunTrust’s Lender Group;

(viii)	Atlantic Asset Securitization LLC (“Atlantic”), joining as a Conduit;

(ix)	Credit Agricole Corporate and Investment Bank (“CACIB”), joining as Liquidity Bank, LC Participant and Co-Agent for Atlantic’s Lender Group; and

(x)	PNC Bank, National Association (“PNC”), as Liquidity Bank, LC Participant for PNC’s Lender Group, Co-Agent for PNC’s Lender Group, LC Bank, and Administrative Agent.

Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Credit and Security Agreement defined below.

BACKGROUND

1. The parties hereto (other than Atlantic and CACIB) have entered into that certain Amended and Restated Credit and Security Agreement, dated as of October 27, 2010 (as amended, supplemented and otherwise modified from time to time, the “Credit and Security Agreement”).

2. In connection with the transactions contemplated by the Credit and Security Agreement, the parties hereto (other than Atlantic, CACIB and the Performance Guarantor) have entered into that certain Fee Letter, dated as of October 25, 2013 (as amended, supplemented and otherwise modified from time to time, the “Existing Fee Letter”).

3. Atlantic and CACIB desire to become parties to the Credit and Security Agreement and the Existing Fee Letter on the terms set forth herein.

4. The parties hereto desire to amend the Credit and Security Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Joinder of Atlantic and CACIB; Rebalancing.

(a) Joinder. Effective as of the date hereof, (i) Atlantic hereby becomes a party to the Credit and Security Agreement and the Existing Fee Letter as a Conduit thereunder with all the rights, interests, duties and obligations of a Conduit set forth therein, (ii) CACIB hereby becomes a party to the Credit and Security Agreement and the Existing Fee Letter as a Liquidity Bank and an LC Participant thereunder with all the rights, interests, duties and obligations of a Liquidity Bank and an LC Participant set forth therein, (iii) Atlantic and CACIB shall constitute the members of a single new Lender Group, (iv) each of Atlantic and CACIB hereby appoints CACIB as its Co-Agent and (v) CACIB hereby becomes a party to the Credit and Security Agreement and the Existing Fee Letter as the Co-Agent for Atlantic’s Lender Group thereunder with all the rights, interests, duties and obligations of a Co-Agent set forth therein. In its capacity as a Committed Purchaser, CACIB’s Commitment shall be the applicable amount set forth on Schedule A attached hereto. For the avoidance of doubt, no Amendment Fee (as defined in the Existing Fee Letter) shall be payable to CACIB or Atlantic pursuant to the Existing Fee Letter.

(b) Rebalancing; Initial Loan by Atlantic or CACIB. On the date hereof, the Borrowers will request an Advance and repay a portion of the principal of the Lenders’ outstanding Loans in the amounts for each Lender specified in Schedule B attached hereto; provided that all accrued and unpaid CP Costs, Interest and fees with respect to the principal of such Loans so repaid shall be payable by the Borrowers to the applicable Lenders on the next occurring Settlement Date. The Borrowers hereby request that Atlantic or CACIB fund a Loan on the date hereof in the initial principal amount of $83,819,444.44. Such Loan shall be funded by Atlantic or CACIB on the date hereof in accordance with the terms of the Credit and Security Agreement and upon satisfaction of all conditions precedent thereto specified in the Credit and Security Agreement. For administrative convenience, the Borrowers hereby instruct Atlantic and CACIB to fund the foregoing Loan by paying the proceeds thereof directly to the other Lenders and the Borrowers in the amounts set forth in Schedule B attached hereto, in each case, to be applied as (x) the Advance and (y) the foregoing repayment of such Lenders’ Loans on the Borrowers’ behalf. Upon receipt by such other Lenders of the proceeds of such Loan from Atlantic or CACIB as applicable, (i) the Borrowers shall be deemed to have received such proceeds for all purposes and (ii) such other Lenders’ shall be deemed to have received such repayment.

(c) Consents. The parties hereto hereby consent to the joinder of Atlantic and CACIB as parties to the Credit and Security Agreement on the terms set forth in clause (a) above, to the non-ratable repayment of the Lenders’ Loans on the terms set forth in clause (b) above and the foregoing non-ratable initial Loan to be funded by Atlantic or CACIB on the terms set forth in clause (b) above, in each case, as set forth above on a one-time basis.

(d) Credit Decision. Each of CACIB and Atlantic (i) confirms to the Administrative Agent, the Co-Agents and the Lenders, that it has received a copy of the Credit and Security Agreement, the other Transaction Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Co-Agents, the Lenders and their respective Affiliates, based on such documents and information as CACIB or Atlantic (as the case may be) shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit and Security Agreement and any other Transaction Document. None of the Administrative Agent, the Co-Agents and the Lenders makes or has made any representation or warranty or assumes or has assumed any responsibility with respect to (x) any statements, warranties or representations made in or in connection with the Credit and Security Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit and Security Agreement, the Receivables, the Collateral any other Transaction Document or any other instrument or document furnished pursuant thereto or (y) the financial condition of any of the Borrowers, the Collection Agent, the Servicer, the Performance Guarantor or the Originators or the performance or observance by any of them any of their respective obligations under the Credit and Security Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.

(e) Notices. Atlantic’s and CACIB’s addresses for communications and notices under the Credit and Security Agreement and the other Transaction Documents are set forth below:

Credit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, NY 10019
Attention:	Tina Kourmpetis / Deric Bradford
Telephone:	212-261-7814 / 212-261-3470
Facsimile:	917-849-5584
Email:	conduit.funding@ca-cib.com / conduitsec@ca-cib.com

SECTION 2. Amendments to the Credit and Security Agreement. The Credit and Security Agreement is hereby amended as of the date hereof as follows:

(a) Section 1.5 of the Credit and Security Agreement is amended by inserting the phrase “without reduction for offset or counterclaim” immediately after the phrase “with the terms hereof” where it appears in the first sentence thereof.

(b) Section 13.1 of the Credit and Security Agreement is hereby amended by adding the following new sentence at the end thereof:

Without limiting the right of any Originator to terminate its participation in the facility evidenced by any Receivables Sale Agreement, except as otherwise permitted under this Agreement, the Administrative Agent shall not release in writing any material portion of the Collateral from the security interest of the Administrative Agent hereunder without the consent of all Co-Agents.

(c) The following defined terms are added to Exhibit I to the Credit and Security Agreement in appropriate alphabetical order:

“Atlantic” means Atlantic Asset Securitization LLC, a Delaware limited liability company.

“CACIB” means Credit Agricole Corporate and Investment Bank.

(d) The Definition of “Aggregate Commitment” set forth in Exhibit I to the Credit and Security Agreement is replaced in its entirety with the following:

“Aggregate Commitment” means, on any date of determination, the aggregate amount of the Lender Group Commitments of all Lender Groups (excluding the Lender Group Commitment of any Defaulting Lender’s Lender Group). As of the date hereof, the Aggregate Commitment is $360,000,000.

(e) The definition of “Co-Agent Account” set forth in Exhibit I to the Credit and Security Agreement is replaced in its entirety with the following:

(i)	for PNC’s Lender Group:

PNC Bank, National Association

ABA No: 043 000 096

AC No: 130760016803

Reference: UHS Receivables Corp.

Account Name: Commercial Loan Department

(ii)	for Victory’s Lender Group:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

ABA No: 026-009-632

AC No: 310-051-428

Acct. Name: VRC

Reference: UHS

(iii)	for SunTrust’s Lender Group:

SunTrust Bank

Atlanta, Georgia

ABA No. 061000104

AC No: 1000022220783

Credit: Agency Services Operating Account

Reference: UHS Receivables

Attention: Doug Weltz

(iv)	for Atlantic’s Lender Group:

Credit Agricole Corporate and Investment Bank

ABA No: 026008073

Account Name: Atlantic Asset Securitization LLC

Account No: 01-25680-0001-00-001

Attn: Cesar Santana / Samuel Klein

Ref: UHS

(f) The definition of “Conduit” set forth in Exhibit I to the Credit and Security Agreement is replaced in its entirety with the following:

“Conduit” means each commercial paper conduit that is a party to this Agreement, as a lender, or that becomes a party to this Agreement, as a lender pursuant to an Assignment Agreement or otherwise. As of August 1, 2014, the Conduits are Atlantic and Victory.

(g) Schedule A to the Credit and Security Agreement is replaced in its entirety with Schedule A attached hereto.

SECTION 3. Representations and Warranties. Each Borrower, the Collection Agent, the Servicer and the Performance Guarantor hereby represents and warrants to the Lenders, the Co-Agents, the Administrative Agent and the Assignee as follows:

(a) Representations and Warranties. The representations and warranties made by such Person in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Amortization Event. After giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Unmatured Amortization Event has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon receipt by the Administrative Agent of the following:

(a) counterparts to this Amendment executed by each of the parties hereto; and

(b) reliance letters addressed to CACIB and Atlantic making them addressees of, with the right to rely on, the various opinions of counsel to UHS and its Affiliates previously delivered to the Lenders in connection with the Transaction Documents (other than the reliance letter of Buchanan Ingersoll & Rooney PC, which shall be delivered by the Borrowers no later than thirty days after the date hereof).

SECTION 5. CHOICE OF LAW; CONSENT TO JURISDICTION.

(a) THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(b) EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

SECTION 6. Effect of Amendment. All provisions of the Credit and Security Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Credit and Security Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Credit and Security Agreement shall be deemed to be references to the Credit and Security Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Credit and Security Agreement other than as set forth herein.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Transaction Document. This Amendment shall constitute a Transaction Document for all purposes.

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Credit and Security Agreement or any provision hereof or thereof.

SECTION 10. Further Assurances. Each of the Borrowers, the Collection Agent, the Servicer and the Performance Guarantor hereby agrees to do all such things and execute all such documents and instruments, at the Borrowers’ sole expense, as the Assignee may reasonably consider necessary or desirable to give full effect to the transactions set forth in Section 1 of this Amendment.

SECTION 11. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Credit and Security Agreement.

SECTION 12. Ratification. After giving effect to this Amendment and each of the other agreements, documents and instruments contemplated in connection herewith, the Performance Undertaking, along with each of the provisions thereof, remains in full force and effect and is hereby ratified and reaffirmed by the Performance Guarantor and each of the other parties hereto.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AIKEN REGIONAL RECEIVABLES, L.L.C.,

DISTRICT HOSPITAL PARTNERS RECEIVABLES, L.L.C.,

FORT DUNCAN MEDICAL RECEIVABLES, L.L.C.,

LANCASTER HOSPITAL RECEIVABLES, L.L.C.,

LAREDO REGIONAL RECEIVABLES, L.L.C.,

MANATEE MEMORIAL RECEIVABLES, L.L.C.,

MCALLEN HOSPITALS RECEIVABLES, L.L.C.,

NORTHWEST TEXAS HEALTHCARE RECEIVABLES, L.L.C.,

SPARKS FAMILY HOSPITAL RECEIVABLES, L.L.C.,

SUMMERLIN HOSPITAL RECEIVABLES, L.L.C.,

TEMECULA VALLEY HOSPITAL RECEIVABLES, L.L.C.,

TEXOMA HEALTHCARE SYSTEM RECEIVABLES, L.L.C.,

UHS OF OKLAHOMA RECEIVABLES, L.L.C.,

UHS-CORONA RECEIVABLES, L.L.C.,

RANCHO SPRINGS RECEIVABLES, L.L.C.,

VALLEY HEALTH SYSTEM RECEIVABLES, L.L.C. AND

WELLINGTON REGIONAL RECEIVABLES, L.L.C.,

AS BORROWERS

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	Treasurer

S-1	Third Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

UHS RECEIVABLES CORP.,
AS COLLECTION AGENT

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	VP & Treasurer

UHS OF DELAWARE, INC.,
AS SERVICER

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	VP & Treasurer

UNIVERSAL HEALTH SERVICES, INC.,
AS PERFORMANCE GUARANTOR

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	VP & Treasurer

S-2	Third Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS LIQUIDITY BANK AND LC PARTICIPANT FOR VICTORY’S LENDER GROUP

By:	/s/ B. McNany
Name:	B. McNany
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
AS CO-AGENT FOR VICTORY’S LENDER GROUP

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION,
AS A CONDUIT

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

S-3	Third Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

SUNTRUST BANK,
AS LIQUIDITY BANK, LC PARTICIPANT FOR
SUNTRUST’S LENDER GROUP AND CO-AGENT FOR
SUNTRUST’S LENDER GROUP

By:	/s/ Pawan Churiwal
Name:	Pawan Churiwal
Title:	Vice President

S-4	Third Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

PNC BANK, NATIONAL ASSOCIATION,
AS LC PARTICIPANT, LIQUIDITY BANK
AND AS LC BANK

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
AS CO-AGENT AND ADMINISTRATIVE AGENT

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

S-5	Third Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, AS LIQUIDITY BANK, LC PARTICIPANT FOR ATLANTIC’S LENDER GROUP AND CO-AGENT FOR ATLANTIC’S LENDER GROUP

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC,
AS A CONDUIT

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

S-6	Third Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

SCHEDULE A

COMMITMENTS

VICTORY’S LENDER GROUP	COMMITMENT
Lender Group Commitment	$90,000,000
BTMU’s Commitment as a Liquidity Bank	$90,000,000
BTMU’s Commitment as an LC Participant	$90,000,000

SUNTRUST’S LENDER GROUP	COMMITMENT
Lender Group Commitment	$90,000,000
SunTrust’s Commitment as a Liquidity Bank	$90,000,000
SunTrust’s Commitment as an LC Participant	$90,000,000

PNC’S LENDER GROUP	COMMITMENT
Lender Group Commitment	$95,000,000
PNC’s Commitment as a Liquidity Bank	$95,000,000
PNC’s Commitment as an LC Participant	$95,000,000

ATLANTIC’S LENDER GROUP	COMMITMENT
Lender Group Commitment	$85,000,000
CACIB’s Commitment as a Liquidity Bank	$85,000,000
CACIB’s Commitment as an LC Participant	$85,000,000

Schedule A

SCHEDULE B

REPAYMENT AMOUNTS

Atlantic’s Lender Group shall wire the amounts specified below to the Persons specified below:

PERSON:	AMOUNT:
VICTORY’S LENDER GROUP	$1,250,000.00
SUNTRUST’S LENDER GROUP	$1,250,000.00
PNC’S LENDER GROUP	$1,319,444.44
BORROWERS	$80,000,000.00

Schedule B